NEW COVENANT FUNDS
SEI CATHOLIC VALUES TRUST
(the "Trusts")

Supplement dated January 4, 2023
to the Statement of Additional Information (the "SAI") of each Trust

This supplement provides new and additional information beyond that contained in each SAI and should be read in conjunction with the SAI.

In accordance with the Trusts' retirement policy, Mitchell A. Johnson has retired from the Board of Trustees of the Trusts (the "Board"), having dutifully served on the Board since 2007.

In connection with Mr. Johnson's retirement from the Board, each SAI is hereby amended and supplemented as follows:

1.  In the "Trustees and Officers of the Trust" section, under the heading "Members of the Board," the first sentence of the first paragraph is hereby deleted and replaced with the following:

Members of the Board. There are eight members of the Board, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees").

2.  In the "Trustees and Officers of the Trust" section, under the heading "Board Compensation," the information with respect to Mr. Johnson should be retained and the following footnote is hereby added with respect to Mr. Johnson:

†  Mr. Mitchell A. Johnson retired from the Board of Trustees effective December 31, 2022, after having dutifully served on the SEI Funds' Board since 2007.

3.  All other references to Mr. Johnson are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1430 (01/23)